Exhibit 13.2
CERTIFICATION OF

CHIEF FINANCIAL OFFICER OF ABB LTD,

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF

2002
In connection with the Annual Report on Form 20-F

for the fiscal year ended December 31, 2021 of
ABB Ltd (the “Company”) as filed with the U.S. Securities

and Exchange Commission (the “Commission”) on
the date hereof (the “Report”) and pursuant to 18 U.S.C. §1350,

as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, I, Timo

Ihamuotila, Chief Financial Officer of the Company,

certify, that, to

my
knowledge:
(1)

the Report fully complies with the requirements of Section 13(a)

or 15(d) of the
Securities Exchange Act of 1934, as amended; and
(2)

the information contained in the Report fairly presents,

in all material respects, the
financial condition and results of operations of the Company.
Dated: February 24, 2022
By: /s/ T
IMO
I
HAMUOTILA
Timo Ihamuotila
Chief Financial Officer
(principal financial officer)